Exhibit 10.4

                                    Form of
                              Non-Employee Director
                           Restricted Stock Agreement

AGREEMENT, made as of this [       ] (the "Grant Date") by and between The Pepsi
Bottling Group, Inc., a Delaware corporation ("PBG"), having its principal office at One Pepsi Way, Somers, New York and [_______]("you" or the "Grantee").

                                   WITNESSETH

WHEREAS, pursuant to The PBG Directors' Stock Plan (the "Plan"), the Grantee has been granted the Restricted Stock described herein on the terms and conditions set forth herein:

NOW, THEREFORE, it is mutually agreed as follows:

     1. Grant.  PBG hereby  grants to you [       ] shares of PBG Common  Stock
in the form of Restricted Stock subject to, and in accordance with, the terms and conditions set forth in this Agreement.

     2. Rights of Grantee. Except as otherwise provided in this Agreement, you shall be entitled, at all times on and after the Grant Date, to exercise all rights of a shareholder with respect to shares of Restricted Stock granted to you hereunder (whether or not the restrictions thereon shall have lapsed), other than with respect to those shares of Restricted Stock which have been forfeited, including the right to vote the shares of Restricted Stock and the right, subject to Section 5, to receive dividends thereon.

     3. Lapse of Restrictions. Subject to the terms and conditions set forth herein, your Restricted Stock shall vest and all restrictions thereon shall
lapse on  [       ]  so long as your service as a Director of PBG shall not have terminated  prior to such  date;  provided,  however,  that,  in the event  your
service as a Director of PBG shall have  terminated  prior to  [       ]  as the
result of your death or Disability (as defined below), your Restricted Stock shall vest and all restrictions thereon shall lapse immediately. Notwithstanding the foregoing, even after your Restricted Stock vests and the restrictions thereon lapse, you may not sell or otherwise transfer any shares of PBG Common Stock issued to you hereunder prior to the date you cease to serve as a Director of PBG. You have a "Disability" if you are totally and permanently disabled as determined using the standards PBG applies under its the long term disability program.

     4. Book Account. A book account in respect of your shares of Restricted Stock shall be maintained by PBG until (i) the delivery of unrestricted shares to you or your estate, subject to your delivery of any documents which the Board of Directors may require as a condition to the issuance of shares of PBG Common Stock and the delivery of such shares to you or your estate, or (ii) the forfeiture of your Restricted Stock.

     5. Dividends. All dividends declared and paid by PBG on shares of Restricted Stock in PBG Common Stock shall be deferred until the restrictions on the shares of Restricted Stock lapse in accordance with Section 3. These deferred dividends shall be held by the Company for your account. Upon the forfeiture of the Restricted Stock, any deferred dividends attributable to such Restricted Stock shall also be forfeited. Dividends declared and paid by PBG on shares of Restricted Stock in cash shall not be subject to such restrictions.

     6. Misconduct. Notwithstanding anything to the contrary herein, if you commit "Misconduct," you shall forfeit all rights to any Restricted Stock or shares of PBG Common Stock issued to you hereunder. Misconduct occurs if a majority of the Board of Directors determines that you have: (a) engaged in any act which is considered to be contrary to the Company's best interests, including, but not limited to, recruiting or hiring away employees of the Company; (b) violated the Company's Code of Conduct or engaged in any other activity which constitutes gross misconduct; (c) engaged in unlawful trading in the securities of PBG or of any other company based on information gained as a result of your service as a Director of PBG; or (d) disclosed to an unauthorized person or misused confidential information or trade secrets of the Company.

     7. Registration, Listing and Qualifications of Shares. The Restricted Stock shall be subject to the requirement that if, at any time, the Board of Directors shall determine that the registration, listing or qualification of shares covered hereby upon any securities exchange or under any foreign, federal, state or local law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of the Restricted Stock, no shares shall be issued until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors. The Board of Directors may require that you make such representations and agreements and furnish such information as the Board of Directors deem appropriate to assure compliance with or exemption from the foregoing or any other applicable legal requirement, and may cause the certificate or certificates issued to you to bear a legend indicating the existence of any restriction resulting from such representations and agreements.

     8. Adjustment for Change in Capital Stock. In the event of any change in the outstanding shares of PBG Common Stock by reason of any stock split, stock dividend, recapitalization, merger, consolidation, combination, spinoff, or exchange of shares or similar corporate change, the Board of Directors may make such equitable adjustments to the number and type of shares which are issuable to you hereunder, as the Board of Directors deem necessary or appropriate.

     9. Amendment. The Board of Directors may amend the terms and conditions of this Agreement at any time and without your consent; provided, however, that (a) no such amendment shall be adverse to you, and (b) the amendment is permitted under the Plan.

     10. No Rights to Continue as a Director. The Restricted Stock granted to you hereunder does not confer on you any right to continue as a Director of PBG or interfere in any way with the right of PBG to determine the terms of your directorship.

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


     11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any assignee or successor in interest to PBG, whether by merger, consolidation, restructuring or the sale of all or substantially all of PBG's assets. PBG will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of PBG to expressly assume and agree to perform this Agreement in the same manner and to the same extent that PBG should be required to perform if no such succession had taken plan. This Agreement shall be binding and inure to the benefit of you or your legal representative or any person to whom shares may be transferred by will or the laws of descent and distribution.

     12. Receipt of Prospectus. You hereby acknowledge that you have received a copy of the Prospectus relating to the Plan.

     13. Plan Controls. The Restricted Stock and the terms and conditions set forth herein are subject in all respects to the terms and conditions of the Plan and any policies or regulations which govern administration of the Plan, which shall be controlling. All interpretations or determinations of the Board of Directors shall be final, binding and conclusive upon you and your legal representatives on any question arising hereunder or under the Plan or other policies or regulations which govern administration of the Plan.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware.

     Please indicate your understanding and acceptance of the foregoing by signing and returning a copy of this Agreement.

                                            The Pepsi Bottling Group, Inc.

                                            BY: ________________________________

ATTEST:

______________________________


I confirm my understanding of the foregoing and accept the Restricted Stock described above subject to the terms and conditions described herein.


______________________________
Grantee


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PLEASE RETURN AN ORIGINALLY  SIGNED  AGREEMENT TO PBG'S  EXECUTIVE  COMPENSATION
GROUP IN THE ENCLOSED ENVELOPE BY [ ].
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